Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.01

© 2023 Tonix Pharmaceuticals Holding Corp. © 2023 Tonix Pharmaceuticals Holding Corp. TNX - 1700 Gastric and Colorectal Cancers NASDAQ: TNXP Version P0451 June 13 , 2023 (Doc 1243)

© 2023 Tonix Pharmaceuticals Holding Corp. 2 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Cautionary Note on Forward - Looking Statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” a nd “intend,” among others. These forward - looking statements are based on Tonix’s current expectations and actual results could diff er materially. There are a number of factors that could cause actual events to differ materially from those indicated by such fo rwa rd - looking statements. These factors include, but are not limited to, the risks related to failure to obtain FDA clearances or a ppr ovals and noncompliance with FDA regulations; delays and uncertainties caused by the global COVID - 19 pandemic; risks related to the timing and progress of clinical development of our product candidates; our need for additional financing; uncertainties of pa ten t protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development e ffo rts and dependence upon third parties; and substantial competition. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website o r otherwise. Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31, 2022, as file d with the Securities and Exchange Commission (the “SEC”) on March 13, 2023, and periodic reports and current reports filed wit h t he SEC on or after the date thereof. All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements.

© 2023 Tonix Pharmaceuticals Holding Corp. 3 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Table of Contents Slide Contents Section No. 3 Tumor microenvironment, MDSCs 2 About TNX - 1700 (hTFF2 - HSA 1 ) 1 12 Murine AOM/DSS 3 model, mTFF2 - MSA 4 Chemoprevention Studies 2 16 Domains, CXCR4 interaction Structure 3 20 Albumin fusion proteins, pharmacokinetics Protein Design 4 25 Synergy with PD - 1 blockade Therapeutic Studies 5 25 MC38 and CT26.wt murine models Colorectal 5b 31 ACKP murine model Gastric 5b 36 Summary 6 1 human trefoil family factor 2 – human serum albumin fusion protein 3 myeloid - derived suppressor cells 3 azoxymethane/dextran sodium sulfate 4 murine TFF - 2 – murine serum albumin fusion protein

© 2023 Tonix Pharmaceuticals Holding Corp. © 2023 Tonix Pharmaceuticals Holding Corp. TNX - 1700 (hTFF2 - HSA) fusion protein) Tumor Microenvironment, MDSCs

© 2023 Tonix Pharmaceuticals Holding Corp. 5 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Patents Filed TNX - 1700*: Gastric and Colorectal Cancers Recombinant Trefoil Factor 2 (hTFF2) Fusion Protein Potential New Cancer Treatment • mTNX - 1700 (mTFF2) has effects on cancer by altering the tumor micro - environment • Mechanism of action: suppresses myeloid - derived suppressor cells and activates anti - cancer CD8+ T cells • Potential synergy with anti - PD - 1 or anti - PD - L1 monoclonal antibodies ( mAbs ) Preclinical Evidence for Inhibiting Growth of Cancer Cells • Data showed that mTFF2 - CTP augmented the efficacy of mAb anti - PD - 1 therapy. Anti - PD - 1 in combination with mTFF2 - CTP showed greater anti - tumor activity in PD - L1 - overexpressing mice Licensed from Columbia University • Developing in partnership under sponsored research agreement Market Entry: Immuno - oncology, combination therapy with PD1 blockers for gastric and colorectal cancer Status: Preclinical Next Steps: Animal studies ongoing *TNX - 1700 is in the pre - IND stage of development and has not been approved for any indication. Differentiator: No product yet identified consistently augments PD1 effects on cold tumors

© 2023 Tonix Pharmaceuticals Holding Corp. 6 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Colorectal Cancer (CRC) is Common and Lethal • ~150,000 new cases each year in the US • ~53,000 expected to die • 3 rd most leading cause of cancer death in women • 2 nd most in men • Steady increase in incidence in men/women under age 50 at a rate of 2.1%/ yr since 1992 • 86% symptomatic at diagnosis, associated with more advanced disease and poorer outcomes • Financial burden ~ $17B (2018)

© 2023 Tonix Pharmaceuticals Holding Corp. 7 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO TNX - 1700 (hTFF2 - HSA): A Potential Treatment for Gastric and Colorectal Cancers Pre - IND Candidate Targeted as a treatment for cancer • Particularly for gastric and colorectal cancer • Mechanism of Action (MOA) is different from checkpoint inhibitors • Potential synergy with anti - PD - 1 or anti - PD - L1 monoclonal antibodies Patents and patent applications directed to recombinant TFF2 (rTFF2) • Issued patent licensed from Columbia University Inventor: Dr. Timothy Wang, MD • Chief, Division of Digestive and Liver Diseases at Columbia University and Cancer Research Center and Silberberg Professor of Medicine • Investigated the molecular mechanisms of gastrointestinal carcinogenesis for decades • Leadership roles in gastroenterology and cancer biology fields Targeting a Condition with Significant Unmet Need Pre - clinical evidence for inhibiting growth of cancer cells • Several studies have shown rTFF2 to be active in the treatment of cancer 1 - 2 1 Dubeykovskaya Z, et al. Nat Commun . 2016 7:1 - 11 2 Dubeykovskaya ZA, et al, Cancer Gene Ther . 2019 26(1 - 2):48 - 57

© 2023 Tonix Pharmaceuticals Holding Corp. 8 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Cancers Create Toxic, Immunosuppressive Tumor Microenvironments (TME) • Tumors are surrounded by endothelial and stroma cells, and invading immune cells, both innate and adaptive 1,2 • Complex regulatory network supports tumor growth, enabling cancers to thrive by evading immune surveillance and destruction 2 - 3 • The TME sabotages tumor - killing cytotoxic CD8 T cells 1 • Myeloid - derived suppressor cells (MDSCs) interfere with anticancer immunity 2,3 1 Belli C, et al. Cancer Treat Rev. 2018;65:22 - 32. 2 Roma - Rodriguez C, et al. Int J Mol Sci. 2019;20(4):840. 3 Tsai M, et al. ISRN Biochem . 2014:351959. Tumors Create a Toxic, Immunosuppressive Microenvironment 1 - 3 Key The TME supports tumor growth and enables cancers to thrive by evading immune surveillance and destruction Healthy cell Malignant cell Myeloid - derived suppressor cell (MDSC) Cancer - associated fibroblast Exhausted CD8 T cell Cytotoxic CD8 T cell CD4 T cell Dendritic cell (DC) B cell Natural Killer (NK) cell Macrophage Neutrophil

© 2023 Tonix Pharmaceuticals Holding Corp. 9 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO MDSCs Are a Major Treatment Target • Levels of MDSCs tend to correlate with tumor stage, patient survival, and metastatic burden and may predict poor response to certain cancer treatments 1 • MDSCs represent a central mechanism of immunosuppression in cancer; targeting these cells could significantly improve our ability to fight cancer 2,3 • Therapeutic strategies include 3 : Promoting the differentiation of MDSCs to a non - immunosuppressive cell type Blocking MDSC immunosuppressive functions Inhibiting MDSC expansion Eliminating MDSCs 1 Condamine T, et al. Annu Rev Med. 2015;66:97 - 110. 2 Tuccito A, et al. Virchows Arch. 2019;474(4):407 - 420. 3 Gabrilovitch DI, et al. Nat Rev Immunol. 2009;9(3):162 - 174.

© 2023 Tonix Pharmaceuticals Holding Corp. 10 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Trefoil Family Factor 2 (rTFF2) and Cancer Biology • TFF2 is a small secreted protein ‒ Encoded by the TFF2 gene in humans ‒ Expressed in gastrointestinal mucosa where it functions to protect and repair mucosa ‒ TFF2 is also expressed at low levels in splenic memory T cells ‒ Upregulated in chronic inflammation ‒ Activates the chemokine receptor CXCR4 in cancer cells ▪ Blocked by AMD3100 (CXCR4 antagonist) or anti - CXCR4 mAb • TFF2 is epigenetically silenced in gastric cancer ‒ Postulated to protect against cancer development through multiple mechanisms ‒ Has effects on cancer cells and tumor microenvironment, including marked suppression of MDSCs ‒ Knockout of the TFF2 gene leads to faster tumor growth, while overexpression of TFF2 in T cells suppresses tumor growth in a manner dependent on CD8+ T cells.

© 2023 Tonix Pharmaceuticals Holding Corp. 11 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO TFF2 Signals Through CXCR4 • Importantly, TFF2 activates CXCR4 and may therefore modulate immune and tumorigenic responses, specifically by reducing the expansion or migration of immunosuppressive MDSCs 1 - 3 • TFF2 upregulates ApoE fifty - fold in myeloid progenitor cells; ApoE has been shown to suppress MDSCs 4 TFF2 Modulates MDSC Function via CXCR4 Signaling 1 - 3 Migration Proliferation Survival TFF2 CXCR4 MDSC cell membrane 1 Dubeykovskaya Z, et al. J Biol Chem. 2009;284(6):3650 - 3662. 2 Balkwill F. Semin Cancer Biol. 2004;14(3):171 - 179. 3 Teixidó J, et al. Int J Biochem Cell Biol. 2018;95:121 - 131. 4 Tavazoie MF et al, Cell 2018; 172:825 - 840.

© 2023 Tonix Pharmaceuticals Holding Corp. 12 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Chemokines Direct Immune Cell Production and Migration • Immune cells constantly migrate from the blood into and out of lymphoid organs, processes known as homing and egress 1,2 • Homing and egress are regulated by chemokines 1,2 • CXCL12 - CXCR4 is a crucial chemokine signaling axis that regulates 1 - 3 : Proliferation and mobilization of hemopoietic stem cells (HSCs) Retention of developing immune cells within the bone marrow 1 Griffith JW, et al. Annu Rev Immunol. 2014;32:659 - 702. 2 Schultz O, et al. Annu Rev Immunol. 2014;34:203 - 242. 3 Balkwill F. Semin Cancer Biol. 2004;14(3):171 - 179. CXCR4 Signaling Directs Mobilization and Egress 1 - 3 Spleen Lymph nodes Bone marrow CXCR4 CAR cell Developing B cell Developing monocyte HSCs Mobilization CXCL12 Developing neutrophil Egress HSCs and immature immune cells express CXCR4. Decreases in CXCR4 levels induce: Proliferation and mobilization of HSCs Egress of immune cells from the bone marrow to the spleen and lymph nodes

© 2023 Tonix Pharmaceuticals Holding Corp. © 2023 Tonix Pharmaceuticals Holding Corp. Chemoprevention Studies Murine AOM/DSS Model, mTFF2 - MSA

© 2023 Tonix Pharmaceuticals Holding Corp. 14 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO AOM/DSS induces Colorectal Cancer in a Mouse Model • The azoxymethane/dextran sodium sulfate (AOM/DSS) model is the most commonly used model of chemically - induced colon carcinogenesis • Tumors display similar pathological and genetic features as human CRC • AOM (carcinogen), DSS (inflammatory agent) c o n t r o l 1 0 w p o s t - A O M 1 7 w p o s t - A O M 0 5 10 15 20 T u m o r n u m b e r Kim W, et al. AACR, 2020 (Poster # 6640)

© 2023 Tonix Pharmaceuticals Holding Corp. 15 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Transgenic Overexpression of mTFF2 Reduces Tumorigenesis via Suppression of MDSCs Dubeykovskaya Z, et al. Nat Commun . 2016 7:1 - 11 MDSC number Colon appearance Tumor burden * p <0.05, ** p <0.01, *** p <0.001, **** p <0.0001

© 2023 Tonix Pharmaceuticals Holding Corp. 16 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Adenoviral Delivery of mTFF2 - CTP - Flag Reduces Tumorigenesis via Suppression of MDSCs Colon appearance Tumor burden MDSC number * p <0.05 Dubeykovskaya et al, Cancer Gene Ther 26:48 - 57 (2019)

© 2023 Tonix Pharmaceuticals Holding Corp. © 2023 Tonix Pharmaceuticals Holding Corp. TNX - 1700 Structure Domains, CXCR4 Interaction

© 2023 Tonix Pharmaceuticals Holding Corp. 18 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO TFF2 Contains 2 Trefoil Domains, Each Containing 5 Conserved Residues Carr et., PNAS (1994) Crystal structure Simplified view (top) Rotate Rotate Space - filling model (side) Domain 1 Domain 2 Carr M, et al. Biochemistry , 1994 91:2206 - 2210

© 2023 Tonix Pharmaceuticals Holding Corp. 19 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Chimeric rTFF2 Domain (D) Swaps Key TFF2 Domains (D) DI DII TFF2 Ligand Binding Domains (LBD) LBDI LBDII Wild type = DI/II DI/I DII/II DII/I

© 2023 Tonix Pharmaceuticals Holding Corp. 20 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Wild type = LBDI/II LBDI/I LBDII/II LBDII/I Key TFF2 Domains (D) DI DII TFF2 Ligand Binding Domains (LBD) LBDI LBDII Chimeric rTFF2 Ligand Binding Domain (LBD) Swaps

© 2023 Tonix Pharmaceuticals Holding Corp. © 2023 Tonix Pharmaceuticals Holding Corp. TNX - 1700 Protein Design Albumin Fusion Proteins, Pharmacokinetics

© 2023 Tonix Pharmaceuticals Holding Corp. 22 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Strategies for Half - Life Extension: Albumin Fusion • Albumin ‒ Most abundant plasma protein ‒ Involved in transport of nutrients in the body ‒ Interaction with cellular receptors Gp18, Gp30, and Gp60, which regulate transcytosis/endocytosis of albumin across the endothelial cell surface ‒ High circulatory half - life of ~ 19 days mediated mainly due to neonatal Fc ( FcRn ) - mediated recycling • Marketed albumin fusions and conjugates ‒ Levemir ‒ Eperzan / Tanzeum ‒ Victoza ‒ Abraxane

© 2023 Tonix Pharmaceuticals Holding Corp. 23 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO hTFF2 - HSA Fusion Protein hTFF2 Human Serum Albumin Predicted Mw ~ 78,000 daltons

© 2023 Tonix Pharmaceuticals Holding Corp. 24 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO SDS - PAGE of hTF2 - HSA Fusion Proteins Lane 1: Marker Lane 2: TFF2 - HSA [WT] Lane 3: TFF2 - HSA [DI/I] Lane 4: TFF2 - HSA [DII/I] Lane 5: TFF2 - HSA [DII/II] Lane 6: TFF2 - HSA [LBDI/I] Lane 7: TFF2 - HSA [LBDII/I] Lane 8: TFF2 - HSA [LBDII/II] 1 2 3 4 5 6 7 8 1 2 3 4 5 6 7 8 Clarified Harvest AlbuPure Elution

© 2023 Tonix Pharmaceuticals Holding Corp. 25 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Pharmacokinetic Analysis of mTNX - 1700 (mTTF2 - MSA) in Mice Concentration, mg/mL

© 2023 Tonix Pharmaceuticals Holding Corp. © 2023 Tonix Pharmaceuticals Holding Corp. Therapeutic Studies Synergy with PD - 1 Blockade Colorectal Cancer (CRC) MC38 and CT26.wt Murine Models

© 2023 Tonix Pharmaceuticals Holding Corp. 27 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Schematic of Syngeneic MC38 CRC Tumor Model Daugherty et al., AACR Poster. 2023. MDSC - targeted TFF2 - MSA suppresses tumor growth and increases survival in anti - PD - 1 treated MC38 and CT26.wt murine colorectal ca ncer models. https://bit.ly/45XbGK9

© 2023 Tonix Pharmaceuticals Holding Corp. 28 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Inhibition of Tumor Growth in the MC38 CRC Model Daugherty, op. cit **p<0.001 ****p<0.0001

© 2023 Tonix Pharmaceuticals Holding Corp. 29 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Probability of Survival in the MC38 CRC Model Daugherty, op. cit

© 2023 Tonix Pharmaceuticals Holding Corp. 30 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Inhibition of Tumor Growth in the CT26.wt CRC Model Days on Study Daugherty, op. cit

© 2023 Tonix Pharmaceuticals Holding Corp. 31 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Probability of Survival in the CT26.wt CRC Model Days Daugherty, op. cit

© 2023 Tonix Pharmaceuticals Holding Corp. © 2023 Tonix Pharmaceuticals Holding Corp. Therapeutic Studies Synergy with PD - 1 Blockade Gastric Cancer ACKP Murine Model

© 2023 Tonix Pharmaceuticals Holding Corp. 33 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO mTNX - 1700 (mTFF2 - MSA) Showed Synergy with anti - PD1 Antibody in Inhibition of s.c. ACKP Xenograft Growth B. Tumor growth curve of s.c. implanted ACKP tumors in response to anti - PD1 antibody, mTFF2 - MSA or their combination. C. Tumor volume change relative to the initial volume of each tumor. Each bar represents one tumor. Positive or negative value represents volume increase or decrease respectively. P < 0.0001. Schematic representation of treatment Qian et al., AACR Poster. 2023. MDSC - targeted TFF2 - MSA synergizes with PD - 1 blockade therapy in diffuse - type gastric cancer. https://bit.ly/3qCQsku

© 2023 Tonix Pharmaceuticals Holding Corp. 34 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO mTNX - 1700 Showed Synergy w/ anti - PD1 Antibody in Inhibition of Orthotopic ACKP Xenograft Growth & Spontaneous Lung Metastasis Tumor Imaging PD1 Ab TFF2 - MSA Combo Vehicle Vehicle PD1 Ab TFF2 - MSA Combo Vehicle PD1 Ab TFF2 - MSA Combo Representative bioluminescence images showing orthotopically injected ACKP tumors in response to different treatments Bioluminescent intensity curves showing changes of orthotopic tumors Number of lung micrometastasis in mice from different treatment groups * P < 0.05, **** P < 0.0001 Qian, op. cit

© 2023 Tonix Pharmaceuticals Holding Corp. 35 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO mTNX - 1700 Reduced MDSC Accumulation in the Tumor and Biogenesis in the Bone Marrow A. HDC - GFP + CD11b + LY6G + cell percentage among CD45 + cells in TME. B. HDC - GFP + CD11b + LY6G + cell percentage among CD45 + cells in blood. D . GMP percentage in Lin - Sca1 - C - kit + cells within the BM. Data are presented as means ± SEM. One - way ANOVA. ** P < 0.01 **** P < 0.0001. C. Representative flow cytometry plots showing ACKP tumor - bearing mice has increased granulocyte - monocyte progenitor (GMP) percentage in the bone marrow (BM) than tumor - free mice, while TFF2 - MSA reduces GMP to a level similar to tumor - free mice. Qian, op. cit

© 2023 Tonix Pharmaceuticals Holding Corp. 36 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO mTNX - 1700/Anti - PD1 Ab Combination Increased Tumor - Infiltrating CD8 + T cell Associated with a Better Effector Phenotype A . CD 8 + t cell percentage among CD 45 + cells in TME . B . Granzyme B + CD 8 + t cell percentage among CD 45 + cells in TME . C . Representative immunofluorescent images showing CD 8 + T cell infiltration into the TME . Scale bars : 100 μ m . Data are presented as means ± SEM . One - way ANOVA . *** P < 0 . 001 , **** P < 0 . 0001 . Qian , op. cit

© 2023 Tonix Pharmaceuticals Holding Corp. © 2023 Tonix Pharmaceuticals Holding Corp. Summary

© 2023 Tonix Pharmaceuticals Holding Corp. 38 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Conclusions • TFF2 is a naturally occurring anti - inflammatory peptide that is a key part of the inflammatory reflex. • TFF2 is a partial agonist for CXCR4, upregulates ApoE and suppresses the proliferation and expansion of myeloid progenitors, thus reducing MDSCs. • Overexpression of TFF2, either through transgenic or adenoviral expression, reduces the development of colorectal cancer (CRC) following AOM/DSS treatment. • mTFF2 - MSA (mTNX - 1700) peptide synergizes with PD1 blockade therapy to reduce tumor size and increase survival in two CRC syngeneic mouse models. • mTNX - 1700 synergizes with anti - PD1 blockade to increase survival and eradicate gastric cancer (GC) in advanced orthotopic and metastatic models. • mTNX - 1700 reduces the production of MDSC and promotes a T - cell rich microenvironment, inducing a 50 - fold increase in intratumor CD8+ T cells.

© 2023 Tonix Pharmaceuticals Holding Corp. 39 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Product Development • Progress ‒ Expression of TNX - 1700 (hTFF2 - HSA fusion protein) • Next Steps ‒ File the Investigational New Drug (IND) application in the US ‒ Scale - up and produce GMP TNX - 1700 for human clinical trials ‒ Phase 1 – Evaluate safety and pharmacokinetics ‒ Phase 2 – Study effects on tumors in anti - PD1 treated patients UpToDate, Sept 2020

© 2023 Tonix Pharmaceuticals Holding Corp. 40 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Patents Filed TNX - 1700*: Gastric and Colorectal Cancers Recombinant Trefoil Factor 2 (rTFF2) Fusion Protein Potential New Cancer Treatment • TNX - 1700 (rTFF2) has effects on cancer by altering the tumor micro - environment • Mechanism of action: suppresses myeloid - derived suppressor cells and activates anti - cancer CD8+ T cells • Potential synergy with anti - PD - 1 or anti - PD - L1 monoclonal antibodies ( mAbs ) Preclinical Evidence for Inhibiting Growth of Cancer Cells • Data showed that TFF2 - CTP augmented the efficacy of mAb anti - PD - 1 therapy. Anti - PD - 1 in combination with TFF2 - CTP showed greater anti - tumor activity in PD - L1 - overexpressing mice Licensed from Columbia University • Developing in partnership under sponsored research agreement Market Entry: Immuno - oncology, combination therapy with PD1 blockers for gastric and colorectal cancer Status: Preclinical Next Steps: Animal studies ongoing *TNX - 1700 is in the pre - IND stage of development and has not been approved for any indication. Differentiator: No product yet identified consistently augments PD1 effects on cold tumors

© 2023 Tonix Pharmaceuticals Holding Corp. © 2023 Tonix Pharmaceuticals Holding Corp. THANK YOU APPENDIX

© 2023 Tonix Pharmaceuticals Holding Corp. 42 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO AACR Presentations Presentation # 1 Title: MDSC - targeted TFF2 - MSA suppresses tumor growth and increases survival in anti - PD - 1 treated MC38 and CT26.wt murine color ectal cancer models Authors: Bruce L. Daugherty 1 , Rebecca J. Boohaker 2 , Rebecca Johnstone 2 , Karr Stinson 2 , Jin Qian 3 , Timothy C. Wang 3 , Seth Lederman 1 Tonix Pharmaceuticals, Inc., 26 Main Street, Suite 101, Chatham, NJ 07928 Southern Research, 2000 9 th Ave S, Birmingham, AL 35205 Division of Digestive and Liver Diseases, Irving Cancer Research Center, Columbia University Medical Center, New York, NY 100 32, USA Topic: Oncolytic Viruses, Anticancer Vaccines, and Other Immunomodulatory Therapies Location: Orange County Convention Center, Orlando, Fla. Section: 24, #704 Date: Sunday, April 16, 2023 Time: 1:30 p.m. – 5:00 p.m. ET Abstract: Click here Presentation #2 Title : MDSC - targeted TFF 2 - MSA synergizes with PD - 1 blockade therapy in diffuse - type gastric cancer Authors: Jin Qian 1 , Sandra Ryeom 1 , Bruce Daugherty 2 , Seth Lederman 2 , Timothy C. Wang 12. Division of Digestive and Liver Diseases, Irving Cancer Research Center, Columbia University Medical Center, New York, NY 100 32, USA Tonix Pharmaceuticals, Inc., 26 Main Street, Suite 101, Chatham, NJ 07928 Title: Combination Immunotherapies 1 Location: Orange County Convention Center, Orlando, Fla. Section: 21, #5088 Date: Tuesday, April 18, 2023 Time: 1:30 p.m. – 5:00 p.m. ET Abstract: Click here